KRANESHARES TRUST

KraneShares FTSE Emerging Markets Plus ETF (the “Fund”)

Supplement dated July 16, 2018 to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together with the Summary Prospectus, the “Prospectuses”) and Statement of Additional Information listed above and should be read in conjunction with the Prospectuses and Statement of Additional Information.

Effective August 1, 2018, the Fund will transfer its primary listing to NYSE Arca, Inc. (“NYSE Arca”) and will no longer be listed on Cboe Global Markets (previously known as BATS Exchange Inc. (“Bats”)) (“Cboe”). Also effective as of such date, the Fund’s ticker symbol will change from KEMP to KALL in connection with its previously-announced name change to the KraneShares MSCI China All Shares Index ETF. Accordingly, effective on August 1, 2018: (1) all references in the Fund’s Prospectuses and Statement of Additional Information to Cboe or Bats are hereby changed to NYSE Arca; and (2) all references in the Fund’s Prospectuses and Statement of Additional Information to KEMP are hereby changed to KALL. The Fund has notified Cboe of its intent to withdraw the listing of the Fund’s shares from Cboe in connection with the transfer of its primary listing Exchange to NYSE Arca.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.